SIGNIFICANT TRANSACTIONS	12 Months Ended
Dec. 31, 2018
SIGNIFICANT TRANSACTIONS
SIGNIFICANT TRANSACTIONS
SIGNIFICANT TRANSACTIONS
Sale of Italy Joint Venture
On July 3, 2018, VEON entered into an agreement with CK Hutchison Holdings Ltd for the sale of its 50% stake in the Italy Joint Venture. The Italy Joint Venture included VIP-CKH Luxembourg S.à r.l and its subsidiaries, which hold the combined businesses of Wind and 3 Italia, and the financing company VIP-CKH Ireland Limited.
On September 7, 2018 the transaction was completed, and cash consideration was received in the amount of EUR 2,450 million (US$2,830).
The effect of the disposal is detailed below:

2018

Cash consideration received	2,830

Derecognition of assets classified as held for sale	(1,599)
Release cumulative share of other comprehensive income / (loss) of Italy Joint Venture	(31)
Release cumulative foreign currency translation reserve related to Italy Joint Venture *	79
Gain / (loss) on disposal of discontinued operations	1,279
* Included in the release of cumulative foreign currency translation reserve is an accumulated loss of US$80, arising from the release of the net investment hedge related to the Company’s investment in the Italy Joint Venture.
Following the classification as a disposal group held for sale, on June 30, 2018, the Company ceased accounting for the investment in the Italy Joint Venture using the equity method of accounting.
The table below provides the details of share of profit / (loss) and share of other comprehensive income / (loss) of the Italy Joint Venture for the following years:

Discontinued operations	2018	2017	2016

Share of profit / (loss) of Italy Joint Venture	(300)	(390)	59
Share of other comprehensive income / (loss) of Italy Joint Venture	(18)	(12)	—

Termination of Deodar sale
On September 15, 2018, VEON terminated the agreement for the sale of its subsidiary, Deodar, which was previously classified as a disposal group held for sale on June 30, 2017. The transaction was terminated due to the parties failing to receive all required regulatory approvals and the extended long-stop date of September 14, 2018 having passed. As a result of this termination, the Company amended prior periods presented in these consolidated financial statements to retrospectively recognize the depreciation charge that would have been recognized, had the disposal group not been classified as held for sale.
The following table shows the impact of the retrospective recognition of depreciation expense in profit or loss for the period ended December 31, 2017 and reversal of the reclassification of Deodar assets and liabilities as held for sale on VEON’s balance sheet as of December 31, 2017:

	Balance sheet as reported	Retrospective depreciation recorded in 2017	Reclassification	Adjusted balance sheet
Assets
Property and equipment	6,097	(37)	177	6,237
Goodwill	4,394	—	224	4,618
Deferred tax assets	272	—	64	336
Other non-current assets	199	—	2	201
Other current assets	2,443	—	44	2,487
Assets classified as held for sale	533	—	(511)	22

Equity
Equity attributable to equity owners of the parent	4,352	(21)	—	4,331
Equity of non-controlling interest	(425)	(16)	—	(441)

Liabilities
Non-current liabilities	10,937	—	7	10,944
Current liabilities	4,607	—	28	4,635
Liabilities associated with assets held for sale	50	—	(35)	15

Exit from Euroset Holding N.V. Joint Venture
On July 7, 2017, PJSC VimpelCom, a subsidiary of the Company, entered into a Framework Agreement with PJSC MegaFon (“MegaFon”) to unwind their retail joint venture, Euroset Holding N.V. (“Euroset”). Under the agreement, MegaFon acquired PJSC VimpelCom’s 50% interest in Euroset and PJSC VimpelCom paid RUB 1.20 billion (US$21) and acquired rights to 50% of Euroset’s approximately 4,000 retail stores in Russia. The transaction was completed on February 22, 2018 and was accounted for as an asset acquisition, primarily the acquisition of contract-based intangible assets (see Note 13) representing the right to use retail stores.
Withdrawal of mandatory tender offer in relation to Global Telecom Holding S.A.E
On April 2, 2018, VEON notified the Egyptian Financial Regulatory Authority (FRA) that, given the lapse of time and absence of FRA approval, VEON was withdrawing the Mandatory Tender Offer (MTO) filed on November 8, 2017, and did not intend to proceed with another MTO at that time. Cash in an amount of US$987, which had been pledged as collateral for the MTO, was released during the first quarter of 2018.
ACCOUNTING POLICIES
Transactions with non-controlling interests that do not result in loss of control
Transactions with non-controlling interests that do not result in loss of control are accounted for as equity transactions – that is, as transactions with the owners in their capacity as owners. The difference between fair value of any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is recorded in equity. Gains or losses on disposals to non-controlling interests are also recorded in equity.
Non-current assets (or disposal groups) held for sale and discontinued operations
Non-current assets (or disposal groups) are classified as held for sale if their carrying amount will be recovered principally through a sale transaction or loss of control rather than through continuing use, and a sale is considered highly probable. They are measured at the lower of their carrying amount and fair value less costs to sell.
Non-current assets (including those that are part of a disposal group) are not depreciated or amortized while they are classified as held for sale. Assets and liabilities of a disposal group classified as held for sale are presented separately from the other assets and liabilities in the statement of financial position.
A discontinued operation is a component that is classified as held for sale and that represents a separate major line of business or geographical area of operations. Discontinued operations are excluded from the results of continuing operations and are presented as a single amount in the income statement. All other Notes to the financial statements include amounts for continuing operations, unless otherwise mentioned.